UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2017
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 954-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    On October 25, 2017, Federal Signal Corporation (the “Company”) announced the promotion of Ian A. Hudson, 41, as the Company’s Senior Vice President and Chief Financial Officer, effective October 24, 2017. Mr. Hudson, who has served as the Company’s Interim Chief Financial Officer since March 21, 2017, will continue to serve as the Company’s Principal Financial Officer. Since joining the Company in August 2013, Mr. Hudson has served as Vice President and Corporate Controller and the Company’s Principal Accounting Officer and will continue to serve in these capacities. Prior to joining the Company, Mr. Hudson served as Director of Accounting - Latin America and Asia Pacific at Groupon, Inc. from June 2012 to August 2013. Prior to that role, Mr. Hudson worked at Ernst & Young, LLP from 1998 to 2012, most recently as Senior Audit Manager.

(e)    The material economic terms of Mr. Hudson’s compensation as Senior Vice President and Chief Financial Officer are summarized below:

Annual Base Salary: Mr. Hudson will receive an annual base salary of $320,000.

Short-Term Incentive Bonus: Consistent with the terms in place since his promotion to Interim Chief Financial Officer, Mr. Hudson will be eligible for an annual cash incentive bonus equal to 60% of his annual base salary at target and capped at 120% of his annual base salary, calculated and paid according to the Company’s short-term incentive bonus plan, prorated for 2017 based on the effective date of his promotion.

Long-Term Executive Incentive Compensation: In connection with his promotion, the Company’s Compensation and Benefits Committee (the “CBC”) awarded Mr. Hudson a grant of restricted stock, valued at $75,000. The shares of restricted stock will vest in full on October 24, 2020, subject to continued employment. In addition, subject to the approval of the CBC, Mr. Hudson will be eligible to receive an annual long-term equity incentive compensation award in 2018 with a target value to be determined by the CBC.

Other Benefits: In connection with his promotion to Senior Vice President and Chief Financial Officer, Mr. Hudson will be eligible for Tier I severance benefits, subject to the terms and conditions of the Executive General Severance Plan, as amended and restated August 2012, incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 30, 2012, filed on August 3, 2012. Mr, Hudson will also be eligible for Tier 1 Change-in-Control benefits under the terms of the applicable agreement.

All other economic terms of Mr. Hudson’s employment will remain as in effect prior to his promotion.

A copy of the Company’s press release announcing these matters is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Federal Signal Corporation Press Release, dated October 25, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: October 27, 2017	By:	/s/ Daniel A. DuPré
Daniel A. DuPré, Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
Exhibit 99.1	Federal Signal Corporation Press Release, dated October 25, 2017.